                                                                    Exhibit 99.5

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                     OWNIT

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                    TRUSTEE

                              SEPTEMBER [12], 2006

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the tollfree number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

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
DEAL NAME:                                              OWNIT 2006-6
-----------------------------------------------------  --------------
WE WOULD LIKE TO SEE THE FOLLOWING DATA ON THE AGGREGATE COLLATERAL AND ON ALL OF THE GROUPS IN THE DEAL.

                                                       AGGREGATE POOL   GROUP:__1  GROUP:__2  GROUP :__3
                                                       --------------  ----------  ---------  ----------
                  gross WAC (%)                               8.15          8.23       8.10
                  wtd avg FICO                                 642           632        648
                 FICO < 500 (%)                               0.00          0.00       0.00
                 FICO < 550 (%)                               1.64          2.61       1.13
                 FICO < 600 (%)                              20.84         26.58      17.82
                FICO 600-650 (%)                             37.63         41.16      35.79
CALCULATIONS INLCUDING 1ST LIENS ONLY:
            % Uninsured w/ LTV > 80%                         19.25         25.16      16.14
                  LTV = 80 (%)                               46.73         42.55      48.92
CALCULATIONS EXCLUDING SILENT/SIMULTANEOUS 2NDS (*):
                wtd avg CLTV (%)                             81.10         81.58      80.84               IF FIRST LIEN AND NO
                  CLTV > 80 (%)                              19.25         25.16      16.14               SECOND LIEN IN THE DEAL,
                CLTV 95 -100 (%)                             13.53         15.83      12.33               THEN PROVIDE LTV IF FIRST
                                                                                                          LIEN AND SECOND LIEN IN
                                                                                                          THE DEAL, THEN PROVIDE
                                                                                                          CLTV IF SECOND LIEN, THEN
                                                                                                          PROVIDE CLTV
        silent/simultaneous 2nd liens (%)                    68.67         57.69      74.42
CALCULATIONS INCLUDING SILENT/SIMULTANEOUS 2NDS (**):
                  wtd Avg CLTV                               95.54         93.70      96.50               PROVIDE CLTV ON FIRST,
                CLTV 90 - 95 (%)                              3.87          3.77       3.93               SECOND AND SILENT/
                CLTV 95 - 100 (%)                            77.94         70.63      81.78               SIMULTANEOUS SECONDS
                  Full Doc (%)                               71.25         81.00      66.14
                 Stated Doc (%)                              28.75         19.00      33.86
           No Doc /No Ratio / NINA (%)                        0.00          0.00       0.00
                    purch (%)                                73.67         57.06      82.38
                   CO refi (%)                               23.52         38.61      15.61
                   Own Occ (%)                               98.49         96.42      99.57
                  Investor (%)                                1.39          3.20       0.43
               Prepay Penalty (%)                            82.77         77.95      85.29
                 wtd avg DTI (%)                             45.09         44.99      45.14
                    DTI < 40%                                23.12         24.75      22.28
                  DTI 40 - 45%                               15.73         16.25      15.46
                  DTI 45 - 50%                               30.59         26.17      32.91
                  DTI 50 - 55%                               25.37         26.65      24.70
                    DTI > 55%                                 5.19          6.18       4.66
               ARM ? (% of total)                            70.20         75.00      67.69
             2/x hybrid (% of total)                         42.94         38.68      45.18
             3/x hybrid (% of total)                         25.24         36.32      19.43
             5/x hybrid (% of total)                          1.81          0.00       2.76
            1st Lien (% by $ amount)                         94.36         97.96      92.47
           1st Lien (% by # of loans)                        83.38         92.52      76.55
                Avg Loan Balance                          $165,004      $132,648   $189,206
                   # of Loans                                2,594         1,110      1,484
              Loan Bal < $100k (%)                           12.90         19.50       9.45
               Mtg Rates > 12% (%)                            1.42          0.66       1.82
                Manuf Housing (%)                             0.00          0.00       0.00
            largest state (% & name)                     CA(30.21%)                CA(40.50%)
                  IO loans (%)                                9.74          4.52      12.47
      % IO loans w/ stated maturity > 30yrs                   0.00          0.00       0.00
                   10yr IO (%)                                0.37          0.21       0.45
                   5yr IO (%)                                 9.37          4.30      12.02
                   2 yr IO (%)                                0.00          0.00       0.00
                    IO: FICO                                689.18        688.54     689.30
                   IO LTV (%)                                78.74         77.90      78.90
                   IO DTI (%)                                46.44         47.85      46.17
                 IO full doc (%)                             50.16         73.37      45.75
                  IO: purch (%)                              82.87         55.43      88.07
loans w/ maturity and/or amortization > 30yrs (%)            72.44         73.76      71.74
                 >30yr FICO (%)                                640           632        645
                  >30yr LTV (%)                              80.88         81.24      80.68
                  >30yr DTI (%)                              45.67         45.78      45.61
               >30yr full doc (%)                            70.44         79.27      65.67
                 >30yr purch (%)                             74.73         57.57      83.98
            Moody's Expected Loss (%)                         5.60
              S&P Expected Loss (%)                           3.08
             Fitch Expected Loss (%)
             DBRS Expected Loss (%)
               Full Appraisal (%)
                     AVM (%)
                    Other (%)

                                     TEASER       IO TERM                GROSS   AVG. BALANCE   INITIAL RATE
LOAN TYPE                         PERIOD (MTHS)    (MTHS)   LOAN TERM   MARGIN        ($)        (ANNUAL %)    % OF POOL
-------------------------------   -------------   -------   ---------   ------   ------------   ------------   ---------
PLEASE MAKE APPROPRIATE ADDITIONS TO INCLUDE RELEVANT ARM AND/OR IO LOAN TYPES IN THE DEAL, AND COMPLETE THE FIELDS
LISTED BELOW
2/28 LIBOR Loans (40 due in 30)        24             0        360       7.11      $180,284         8.20%         1.4%
2/28 LIBOR Loans (45 due in 30)        24             0        360       6.87      $232,202         7.86%        28.3%
2/28 LIBOR Loans                       24             0        360       7.19      $133,687         8.27%         5.3%
2/28 LIBOR Loans IO                    24            60        360       6.30      $325,692         7.27%         8.0%
3/27 LIBOR Loans (40 due in 30)        36             0        360       7.84      $131,764         8.84%         0.3%
3/27 LIBOR Loans (45 due in 30)        36             0        360       6.98      $191,062         8.06%        22.3%
3/27 LIBOR Loans                       36             0        360       7.56      $125,496         8.58%         2.1%
3/27 LIBOR Loans IO                    36            60        360       6.07      $178,315         7.12%         0.7%
5/25 LIBOR Loans (40 due in 30)        60             0        360       6.55      $164,865         7.55%         0.1%
5/25 LIBOR Loans (45 due in 30)        60             0        360       6.55      $168,237         7.55%         0.8%
5/25 LIBOR Loans                       60             0        360       6.54      $200,024         7.48%         0.2%
5/25 LIBOR Loans IO                    60            60        360       6.03      $276,669         7.00%         0.7%
7/23 LIBOR Loans (45 due in 30)        84             0        360       6.34      $224,375         7.34%         0.2%
Balloon (30 due in 15)                  0             0        180       0.00      $ 49,319        11.17%         0.3%
Balloon (40 due in 30)                  0             0        360       0.00      $ 65,843        11.21%         4.3%
Balloon (45 due in 30)                  0             0        360       0.00      $168,599         8.05%        15.0%
15 Year Fixed                           0             0        180       0.00      $ 56,296         8.88%         0.1%
20 Year Fixed                           0             0        240       0.00      $ 63,969         8.52%         0.1%
30 Year Fixed                           0             0        360       0.00      $ 97,308         8.67%         9.8%
30 Year Fixed IO                        0           120        360       0.00      $196,744         8.00%         0.4%

Any information regarding disposable income would also be appreciated. Thanks very much